THE RBB FUND, INC.

ARTICLES SUPPLEMENTARY

THE RBB FUND, INC., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: In accordance with the requirements of Section 2-208 of the Maryland General Corporation Law, and under a power contained in the charter of the Corporation (the “Charter”), the Board of Directors of the Corporation (the “Board of Directors”) has adopted resolutions reclassifying an aggregate of 500,000,000 authorized but unissued shares of common stock, par value $.001 per share (the “Common Stock”), of the Corporation as follows:

1. Class TTTTTTTTTTT. The 100,000,000 authorized and unissued shares of the Class NNNN Common Stock shall be reclassified and designated as Class TTTTTTTTTTT shares of Common Stock representing interests in the F/m Accumulator BDC Fund.

2. Class UUUUUUUUUUU. The 100,000,000 authorized and unissued shares of the Class OOOO Common Stock shall be reclassified and designated as Class UUUUUUUUUUU shares of Common Stock representing interests in the F/m Accumulator Mortgage REIT Fund.

3. Class VVVVVVVVVVV. The 100,000,000 authorized and unissued shares of the Class XXXXX Common Stock shall be reclassified and designated as Class VVVVVVVVVVV shares of Common Stock representing interests in the F/m Accumulator Equity REIT Fund.

4. Class WWWWWWWWWWW. The 100,000,000 authorized and unissued shares of the Class DDDDDD Common Stock shall be reclassified and designated as Class WWWWWWWWWWW shares of Common Stock representing interests in the F/m Accumulator High Dividend Payers Fund.

5. Class XXXXXXXXXXX. The 100,000,000 authorized and unissued shares of the Class HHHHHHH Common Stock shall be reclassified and designated as Class XXXXXXXXXXX shares of Common Stock representing interests in the F/m Accumulator High Dividend Payers Growth Fund.

SECOND: A description of the shares so classified with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption as set or changed by the Board of Directors is as set forth in Article VI, Section (6) of the Corporation’s Articles of Incorporation and as set forth elsewhere in the Charter with respect to stock of the Corporation generally, and as follows:

1. To the full extent permitted by applicable law, the Corporation may, without the vote of the shares of any class of capital stock of the Corporation then outstanding and if so determined by the Board of Directors:

(A)(1) sell and convey the assets belonging to Class TTTTTTTTTTT Common Stock, Class UUUUUUUUUUU Common Stock, Class VVVVVVVVVVV Common Stock, Class WWWWWWWWWWW Common Stock and Class XXXXXXXXXXX Common Stock (each, a “Class”) to another trust or corporation that is a management investment company (as defined in the Investment Company Act of 1940, as amended) and is organized under the laws of any state of the United States for consideration, which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to such Class and which may include securities issued by such trust or corporation. Following such sale and conveyance, and after making provision for the payment of any liabilities belonging to such Class that are not assumed by the purchaser of the assets belonging to such Class, the Corporation may, at its option, redeem all outstanding shares of such Class at the net asset value thereof as determined by the Board of Directors in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be fixed by resolution of the Board of Directors. Notwithstanding any other provision of the Charter to the contrary, the redemption price may be paid in any combination of cash or other assets belonging to such Class, including but not limited to the distribution of the securities or other consideration received by the Corporation for the assets belonging to such Class upon such conditions as the Board of Directors deems, in its sole discretion, to be appropriate and consistent with applicable law and the Charter;

(2) sell and convert the assets belonging to a Class into money and, after making provision for the payment of all obligations, taxes and other liabilities, accrued or contingent, belonging to such Class, the Corporation may, at its option, redeem all outstanding shares of such Class at the net asset value thereof as determined by the Board of Directors in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be fixed by resolution of the Board of Directors upon such conditions as the Board of Directors deems, in its sole discretion, to be appropriate and consistent with applicable law and the Charter; or

(3) combine the assets belonging to a Class with the assets belonging to any one or more other classes of capital stock of the Corporation if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the stockholders of any class of capital stock of the Corporation participating in such combination. In connection with any such combination of assets, the shares of each Class then outstanding may, if so determined by the Board of Directors, be converted into shares of any other class or classes of capital stock of the Corporation with respect to which conversion is permitted by applicable law, or may be redeemed, at the option of the Corporation, at the net asset value thereof as determined by the Board of Directors in accordance with the provisions of applicable law, less such redemption fee or other charge, or conversion cost, if any, as may be fixed by resolution of the Board of Directors upon such conditions as the Board of Directors deems, in its sole discretion, to be appropriate and consistent with applicable law and the Charter. Notwithstanding any other provision of these Articles Supplementary or the Charter to the contrary, any redemption price, or part thereof, paid pursuant to this section may be paid in shares of any other existing or future class or classes of capital stock of the Corporation;

(B) provide that all shares of a Class now or hereafter authorized shall be subject to redemption and redeemable at the option of the holder thereof in accordance with and pursuant to procedures or methods prescribed or approved by the Board of Directors and, if so determined by the Board of Directors, shall be redeemable only in aggregations of such number of shares and on such days as may be determined by, or determined pursuant to procedures or methods prescribed by or approved by, the Board of Directors from time to time; and

(C) without limiting the foregoing, at its option, redeem shares of a Class for any other reason if the Board of Directors has determined that it is in the best interest of the Corporation to do so. Any such redemption shall be at the net asset value of such shares of such Class being redeemed less such redemption fee or other charge, if any, as may be fixed by resolution of the Board of Directors and shall be made and effective upon such terms and in accordance with procedures approved by the Board of Directors at such time.

2. The shares of Class TTTTTTTTTTT Common Stock, Class UUUUUUUUUUU Common Stock, Class VVVVVVVVVVV Common Stock, Class WWWWWWWWWWW Common Stock and Class XXXXXXXXXXX Common Stock will be issued without stock certificates.

THIRD: The shares aforesaid have been duly reclassified by the Board of Directors under the authority contained in the Charter. The aggregate number of authorized shares of stock of the Corporation is not changed by these Articles Supplementary.

FOURTH: Immediately after the reclassification of shares of Common Stock as set forth above:

(a) the Corporation has the authority to issue 100,000,000,000 shares of its Common Stock, par value $.001 per share, and the aggregate par value of all the shares of all classes is $100,000,000; and

(b) the number of authorized shares of each class of Common Stock is as follows, and the Corporation hereby confirms the classification and designation of the shares in the following classes and numbers:

Class A	-	100,000,000
Class B	-	100,000,000
Class C	-	100,000,000
Class D	-	100,000,000
Class E	-	500,000,000
Class F	-	500,000,000
Class G	-	500,000,000
Class H	-	500,000,000

Class I	-	1,500,000,000
Class J	-	500,000,000
Class K	-	500,000,000
Class L	-	1,500,000,000
Class M	-	500,000,000
Class N	-	500,000,000
Class O	-	500,000,000
Class P	-	100,000,000
Class Q	-	100,000,000
Class R	-	500,000,000
Class S	-	500,000,000
Class T	-	500,000,000
Class U	-	500,000,000
Class V	-	500,000,000
Class W	-	100,000,000
Class X	-	50,000,000
Class Y	-	50,000,000
Class Z	-	50,000,000

Class AA	-	50,000,000
Class BB	-	50,000,000
Class CC	-	50,000,000
Class DD	-	100,000,000
Class EE	-	100,000,000
Class FF	-	50,000,000
Class GG	-	50,000,000
Class HH	-	50,000,000
Class II	-	100,000,000
Class JJ	-	100,000,000
Class KK	-	100,000,000
Class LL	-	100,000,000
Class MM	-	100,000,000
Class NN	-	100,000,000
Class OO	-	100,000,000
Class PP	-	100,000,000
Class QQ	-	100,000,000
Class RR	-	100,000,000
Class SS	-	100,000,000
Class TT	-	100,000,000
Class UU	-	100,000,000
Class VV	-	100,000,000
Class WW	-	100,000,000
Class YY	-	100,000,000
Class ZZ	-	100,000,000

Class AAA	-	100,000,000
Class BBB	-	100,000,000
Class CCC	-	100,000,000

Class DDD	-	100,000,000
Class EEE	-	100,000,000
Class FFF	-	100,000,000
Class GGG	-	100,000,000
Class HHH	-	100,000,000
Class III	-	100,000,000
Class JJJ	-	100,000,000
Class KKK	-	100,000,000
Class LLL	-	100,000,000
Class MMM	-	100,000,000
Class NNN	-	100,000,000
Class OOO	-	100,000,000
Class PPP	-	100,000,000
Class QQQ	-	2,500,000,000
Class RRR	-	2,500,000,000
Class SSS	-	100,000,000
Class TTT	-	50,000,000
Class UUU	-	50,000,000
Class VVV	-	50,000,000
Class WWW	-	50,000,000
Class XXX	-	100,000,000
Class YYY	-	100,000,000
Class ZZZ	-	100,000,000

Class AAAA	-	50,000,000,000
Class BBBB	-	700,000,000
Class CCCC	-	700,000,000
Class DDDD	-	700,000,000
Class EEEE	-	100,000,000
Class FFFF	-	100,000,000
Class GGGG	-	100,000,000
Class HHHH	-	100,000,000
Class IIII	-	100,000,000
Class JJJJ	-	100,000,000
Class KKKK	-	100,000,000
Class LLLL	-	100,000,000
Class MMMM	-	100,000,000
Class PPPP	-	100,000,000
Class QQQQ	-	100,000,000
Class RRRR	-	100,000,000
Class SSSS	-	100,000,000
Class TTTT	-	100,000,000
Class UUUU	-	100,000,000
Class VVVV	-	100,000,000
Class WWWW	-	100,000,000
Class XXXX	-	100,000,000
Class YYYY	-	100,000,000
Class ZZZZ	-	100,000,000

Class AAAAA	-	100,000,000
Class BBBBB	-	750,000,000
Class CCCCC	-	100,000,000
Class DDDDD	-	100,000,000
Class EEEEE	-	100,000,000
Class FFFFF	-	100,000,000
Class GGGGG	-	100,000,000
Class HHHHH	-	100,000,000
Class IIIII	-	100,000,000
Class JJJJJ	-	100,000,000
Class KKKKK	-	300,000,000
Class LLLLL	-	100,000,000
Class MMMMM	-	100,000,000
Class NNNNN	-	100,000,000
Class OOOOO	-	100,000,000
Class PPPPP	-	100,000,000
Class QQQQQ	-	100,000,000
Class RRRRR	-	100,000,000
Class SSSSS	-	100,000,000
Class TTTTT	-	500,000,000
Class UUUUU	-	100,000,000
Class VVVVV	-	100,000,000
Class WWWWW	-	100,000,000
Class YYYYY	-	100,000,000
Class ZZZZZ	-	100,000,000

Class AAAAAA	-	100,000,000
Class BBBBBB	-	100,000,000
Class CCCCCC	-	100,000,000
Class EEEEEE	-	100,000,000
Class FFFFFF	-	100,000,000
Class GGGGGG	-	100,000,000
Class HHHHHH	-	100,000,000
Class IIIIII	-	100,000,000
Class JJJJJJ	-	100,000,000
Class KKKKKK	-	100,000,000
Class LLLLLL	-	100,000,000
Class MMMMMM	-	100,000,000
Class NNNNNN	-	100,000,000
Class OOOOOO	-	100,000,000
Class PPPPPP	-	300,000,000
Class QQQQQQ	-	100,000,000
Class RRRRRR	-	100,000,000
Class SSSSSS	-	100,000,000
Class TTTTTT	-	100,000,000
Class UUUUUU	-	100,000,000
Class VVVVVV	-	100,000,000

Class WWWWWW	-	100,000,000
Class XXXXXX	-	100,000,000
Class YYYYYY	-	100,000,000
Class ZZZZZZ	-	100,000,000

Class AAAAAAA	-	100,000,000
Class BBBBBBB	-	100,000,000
Class CCCCCCC	-	100,000,000
Class DDDDDDD	-	100,000,000
Class EEEEEEE	-	100,000,000
Class FFFFFFF	-	100,000,000
Class GGGGGGG	-	100,000,000
Class IIIIIII	-	100,000,000
Class JJJJJJJ	-	100,000,000
Class KKKKKKK	-	100,000,000
Class LLLLLLL	-	100,000,000
Class MMMMMMM	-	100,000,000
Class NNNNNNN	-	100,000,000
Class OOOOOOO	-	100,000,000
Class PPPPPPP	-	100,000,000
Class QQQQQQQ	-	100,000,000
Class RRRRRRR	-	100,000,000
Class SSSSSSS	-	100,000,000
Class TTTTTTT	-	100,000,000
Class UUUUUUU	-	100,000,000
Class VVVVVVV	-	100,000,000
Class WWWWWWW	-	100,000,000
Class XXXXXXX	-	100,000,000
Class YYYYYYY	-	100,000,000
Class ZZZZZZZ	-	100,000,000

Class AAAAAAAA	-	100,000,000
Class BBBBBBBB	-	100,000,000
Class CCCCCCCC	-	100,000,000
Class DDDDDDDD	-	100,000,000
Class EEEEEEEE	-	100,000,000
Class FFFFFFFF	-	100,000,000
Class GGGGGGGG	-	100,000,000
Class HHHHHHHH	-	100,000,000
Class IIIIIIII	-	100,000,000
Class JJJJJJJJ	-	100,000,000
Class KKKKKKKK	-	100,000,000
Class LLLLLLLL	-	100,000,000
Class MMMMMMMM	-	100,000,000
Class NNNNNNNN	-	100,000,000
Class OOOOOOOO	-	100,000,000
Class PPPPPPPP	-	100,000,000
Class QQQQQQQQ	-	100,000,000

Class RRRRRRRR	-	100,000,000
Class SSSSSSSS	-	100,000,000
Class TTTTTTTT	-	100,000,000
Class UUUUUUUU	-	100,000,000
Class VVVVVVVV	-	100,000,000
Class WWWWWWWW	-	100,000,000
Class XXXXXXXX	-	100,000,000
Class YYYYYYYY	-	100,000,000
Class ZZZZZZZZ	-	100,000,000

Class AAAAAAAAA	-	100,000,000
Class BBBBBBBBB	-	100,000,000
Class CCCCCCCCC	-	100,000,000
Class DDDDDDDDD	-	100,000,000
Class EEEEEEEEE	-	100,000,000
Class FFFFFFFFF	-	100,000,000
Class GGGGGGGGG	-	100,000,000
Class HHHHHHHHH	-	100,000,000
Class IIIIIIIII	-	100,000,000
Class JJJJJJJJJ	-	100,000,000
Class KKKKKKKKK	-	100,000,000
Class LLLLLLLLL	-	100,000,000
Class MMMMMMMMM	-	100,000,000
Class NNNNNNNNN	-	100,000,000
Class OOOOOOOOO	-	100,000,000
Class PPPPPPPPP	-	100,000,000
Class QQQQQQQQQ	-	100,000,000
Class RRRRRRRRR	-	100,000,000
Class SSSSSSSSS	-	100,000,000
Class TTTTTTTTT	-	100,000,000
Class UUUUUUUUU	-	100,000,000
Class VVVVVVVVV	-	100,000,000
Class WWWWWWWWW	-	100,000,000
Class XXXXXXXXX	-	100,000,000
Class YYYYYYYYY	-	100,000,000
Class ZZZZZZZZZ	-	100,000,000

Class AAAAAAAAAA	-	100,000,000
Class BBBBBBBBBB	-	100,000,000
Class CCCCCCCCCC	-	100,000,000
Class DDDDDDDDDD	-	100,000,000
Class EEEEEEEEEE	-	100,000,000
Class FFFFFFFFFF	-	100,000,000
Class GGGGGGGGGG	-	100,000,000
Class HHHHHHHHHH	-	100,000,000
Class IIIIIIIIII	-	100,000,000
Class JJJJJJJJJJ	-	100,000,000
Class KKKKKKKKKK	-	100,000,000

Class LLLLLLLLLL	-	100,000,000
Class MMMMMMMMMM	-	100,000,000
Class NNNNNNNNNN	-	100,000,000
Class OOOOOOOOOO	-	100,000,000
Class PPPPPPPPPP	-	100,000,000
Class QQQQQQQQQQ	-	100,000,000
Class RRRRRRRRRR	-	100,000,000
Class SSSSSSSSSS	-	100,000,000
Class TTTTTTTTTT	-	100,000,000
Class UUUUUUUUUU	-	100,000,000
Class VVVVVVVVVV	-	100,000,000
Class WWWWWWWWWW	-	100,000,000
Class XXXXXXXXXX	-	100,000,000
Class YYYYYYYYYY	-	100,000,000
Class ZZZZZZZZZZ	-	100,000,000

Class AAAAAAAAAAA	-	100,000,000
Class BBBBBBBBBBB	-	100,000,000
Class CCCCCCCCCCC	-	100,000,000
Class DDDDDDDDDDD	-	100,000,000
Class EEEEEEEEEEE	-	100,000,000
Class FFFFFFFFFFF	-	100,000,000
Class GGGGGGGGGGG	-	100,000,000
Class HHHHHHHHHHH	-	100,000,000
Class IIIIIIIIIII	-	100,000,000
Class JJJJJJJJJJJ	-	100,000,000
Class KKKKKKKKKKK	-	100,000,000
Class LLLLLLLLLLL	-	100,000,000
Class MMMMMMMMMMM	-	100,000,000
Class NNNNNNNNNNN	-	100,000,000
Class OOOOOOOOOOO	-	100,000,000
Class PPPPPPPPPPP	-	100,000,000
Class QQQQQQQQQQQ	-	100,000,000
Class RRRRRRRRRRR	-	100,000,000
Class SSSSSSSSSSS	-	100,000,000
Class TTTTTTTTTTT	-	100,000,000
Class UUUUUUUUUUU	-	100,000,000
Class VVVVVVVVVVV	-	100,000,000
Class WWWWWWWWWWW	-	100,000,000
Class XXXXXXXXXXX	-	100,000,000

Class Select	-	700,000,000
Class Beta 2	-	1,000,000
Class Beta 3	-	1,000,000
Class Beta 4	-	1,000,000
Class Principal Money	-	700,000,000
Class Gamma 2	-	1,000,000
Class Gamma 3	-	1,000,000

Class Gamma 4	-	1,000,000

Class Bear Stearns Money	-	2,500,000,000
Class Bear Stearns Municipal Money	-	1,500,000,000
Class Bear Stearns Government Money	-	1,000,000,000

Class Delta 4	-	1,000,000
Class Epsilon 1	-	1,000,000
Class Epsilon 2	-	1,000,000
Class Epsilon 3	-	1,000,000
Class Epsilon 4	-	1,000,000
Class Zeta 1	-	1,000,000
Class Zeta 2	-	1,000,000
Class Zeta 3	-	1,000,000
Class Zeta 4	-	1,000,000
Class Eta 1	-	1,000,000
Class Eta 2	-	1,000,000
Class Eta 3	-	1,000,000
Class Eta 4	-	1,000,000
Class Theta 1	-	1,000,000
Class Theta 2	-	1,000,000
Class Theta 3	-	1,000,000
Class Theta 4	-	1,000,000

for a total of 99,923,000,000 shares classified into separate classes of Common Stock.

FIFTH: The undersigned President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

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IN WITNESS WHEREOF, The RBB Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President and attested by its Assistant Secretary on the 24th day of August, 2026.

ATTEST:	THE RBB FUND, INC.

/s/ Jillian L. Bosmann	By:	/s/ Steven Plump
Jillian L. Bosmann	Steven Plump
Assistant Secretary	President